UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 10, 2023

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 10, 2023, management and the audit committee (the “Audit Committee”) of the board of directors of Sky Harbour Group Corporation (the “Company”) concluded that the Company’s previously issued unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 14, 2023 (the “Q2 Form 10-Q” and such period, the “Affected Period”), should no longer be relied upon due to the error described below and should be restated.

Subsequent to filing of the Q2 Form 10-Q, the Company identified an error within the consolidated statement of cash flows for the six months ended June 30, 2023. Specifically, certain cash payments made during the six months ended June 30, 2023 associated with the subsequent payment of construction retainage liabilities incurred and appropriately recognized during the years ended December 31, 2021 and December 31, 2022 were erroneously included in the Company’s cash used in operating activities as opposed to cash used in investing activities for the six month period ending June 30, 2023.

The error caused the below specific line items previously presented in the consolidated statement of cash flows to be overstated or (understated) by the following amounts (in thousands):

June 30, 2023
Changes in Accounts payable, accrued expenses and other liabilities	$(3,372)
Net cash used in operating activities	(3,372)
Payments for cost of construction	3,372
Net cash used in investing activities	3,372

As such, the Company will restate its financial statements for the Affected Period in an amendment to the Q2 Form 10-Q (the “Q2 Form 10-Q/A”) to be filed as soon as practicable.

After re-evaluation, in light of the classification error described above, the Company’s management identified a material weakness in the Company’s internal control over financial reporting related to the erroneous classification of certain cash flows, and the Company’s management determined that the Company’s disclosure controls and procedures were not effective as of June 30, 2023. The Company’s intends to describe remediation with respect to such material weakness in more detail in the forthcoming Q2 Form 10-Q/A.

In connection with the restatement of the Company’s unaudited condensed consolidated financial statements for the Affected Period, the Company intends to also correct for an immaterial error with respect to the calculation of diluted earnings (loss) per share for the three months ended June 30, 2023 and 2022. Specifically, the Company identified that it incorrectly adjusted both the numerator for the change in fair value of its liability-classified warrants included in earnings and the incremental shares in the denominator when calculating diluted earnings per share for the three months ended June 30, 2023 and 2022. Adjustments related to the Company’s warrants should have been excluded from the numerator and denominator as their effect would have been anti-dilutive for both periods. The Company evaluated other potentially dilutive securities and determined that its Class B Common Stock meets the definition of a convertible security under Accounting Standards Codification 260-10-20, and as such, should be included in the calculation of its weighted-average diluted shares outstanding.

The total identified misstatement to diluted net earnings (loss) per share for the three months ended June 30, 2023 and 2022 was $0.03 per share and $0.26 per share, increasing diluted EPS from the reported diluted EPS for the three months ended June 30, 2023 and 2022 from $(0.06) and $(0.09) per share to the corrected amounts of $(0.03) and $0.17 per share, respectively. The misstatement to diluted weighted average shares outstanding (in thousands) for the three months ended June 30, 2023 and 2022 was 27,527 shares and 30,481 shares, respectively, increasing diluted weighted average shares outstanding for the three months ended June 30, 2023 and 2022 from 29,686 and 29,466 to the corrected amounts of 57,213 and 59,947, respectively. The Company determined that the error was not material to the Company’s previously issued financial statements included in the Company’s Quarterly Report on Form 10‑Q for the quarter ended June 30, 2022, filed with the SEC on August 11, 2022, or the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 14, 2023.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with EisnerAmper LLP, the Company’s independent registered accounting firm.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the expected corrections to the consolidated statements of cash flows. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and its other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2023

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer